[O-DMCG-SUMSTAT-SUPP]

Summary Prospectus and Statutory Prospectus Supplement dated April 20, 2020

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:

Invesco Oppenheimer Discovery Mid Cap Growth Fund

This supplement amends the Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus and the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the Statutory Prospectus:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)	Class:	A	C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)		None[1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class:	A	C	R	Y	R5	R6
Management Fees		0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees		0.22[2]	0.91[2]	0.50	None	None	None
Other Expenses[3]		0.22	0.22	0.22	0.22	0.12	0.04
Total Annual Fund Operating Expenses[4]		1.06	1.75	1.34	0.84	0.74	0.66

1 A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2 Restated to reflect current fees.
3 With respect to Class A, Class C, Class R, Class Y and Class R6, “Other Expenses” have been restated to reflect current fees. With respect to Class R5, “Other Expenses” are based on estimated amounts for the current fiscal year.
4 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.86%, 1.37%, 0.87%. 0.76% and 0.71%, respectively, of the Fund’s average daily net assets (the “expense limits”) through May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$869	$1,103	$1,773
Class C	$278	$551	$949	$2,062
Class R	$136	$425	$734	$1,613
Class Y	$86	$268	$466	$1,037
Class R5	$76	$237	$411	$918
Class R6	$67	$211	$368	$822
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$869	$1,103	$1,773
Class C	$178	$551	$949	$2,062
Class R	$136	$425	$734	$1,613
Class Y	$86	$268	$466	$1,037
Class R5	$76	$237	$411	$918
Class R6	$67	$211	$368	$822